SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 17, 2007
AFS SenSub Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-130439	88-0475154

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

c/o AmeriCredit Financial Services, Inc.		76102

Attention: J. Michael May, Esq.		(Zip Code)
801 Cherry Street, Suite 3900
Fort Worth, Texas
(Address of Principal Executive
Offices)
Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Description of the Securities and the Auto Loans
     The Registrant, as Depositor, and AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), plan to cause AmeriCredit Automobile Receivables Trust 2007-C-M (the “Trust”), a newly formed issuing entity, to issue $273,000,000 Class A-1 5.3180% Asset Backed Notes, $370,000,000 Class A-2 5.43% Asset Backed Notes, $175,000,000 Class A-3-A 5.42% Asset Backed Notes, $271,000,000 Class A-3-B Floating Rate Asset Backed Notes, $150,000,000 Class A-4-A 5.55% Asset Backed Notes and $261,000,000 Class A-4-B Floating Rate Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate, on July 26, 2007. The Notes will be registered under the Registration Statement filed by the Registrant and AFS SenSub Corp. with the Securities and Exchange Commission under the file number 333-130439.
     The Notes, which evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts secured by new and used automobiles, light duty trucks and vans financed thereby, will be sold to Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Greenwich Capital Markets, Inc. and UBS Securities LLC (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of July 17, 2007 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub Corp. (or the Registrant) and Credit Suisse Securities (USA) LLC, as representative of the Underwriters. This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes. A form of the Underwriting Agreement was filed as an Exhibit to the Registration Statement.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:
     1.1 Underwriting Agreement, dated as of July 17, 2007, among AmeriCredit, as Sponsor, AFS SenSub Corp., as Seller, and Credit Suisse Securities (USA) LLC, as representative of the Underwriters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-C-M

By:	AmeriCredit Financial Services, Inc., as Sponsor

By:	/s/ J. Michael May

Name:	J. Michael May
Title:	Executive Vice President, Chief Legal Officer and Secretary
Dated: July 19, 2007

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 17, 2007, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller, and Credit Suisse Securities (USA) LLC, as representative of the Underwriters.

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